UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2016

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36332	20-1968197
(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 9, 2016, management of Aldeyra Therapeutics, Inc. (“Aldeyra”) will hold a conference call at 8:00 am ET to discuss positive data from its randomized, parallel-group, double-masked, vehicle-controlled clinical trial of a dermatologic formulation of NS2 for the treatment of the skin manifestations of Sjögren-Larsson Syndrome (“SLS”). A copy of the presentation being used in connection with this conference call is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.	Other Events.

On August 9, 2016, Aldeyra issued a press release announcing positive data from its randomized, parallel-group, double-masked, vehicle-controlled clinical trial of a dermatologic formulation of NS2 for the treatment of the skin manifestations of SLS. A copy of Aldeyra’s press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Aldeyra Therapeutics, Inc. Presentation dated August 9, 2016

99.2	Aldeyra Therapeutics, Inc. Press Release dated August 9, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady, M.D., Ph.D.
Name:	Todd C. Brady, M.D., Ph.D.
Title:	President and Chief Executive Officer

Dated: August 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Aldeyra Therapeutics, Inc. Presentation dated August 9, 2016

99.2	Aldeyra Therapeutics, Inc. Press Release dated August 9, 2016